                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   NOVEMBER 6, 2002
                                                   ----------------------------


                           R.H. DONNELLEY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-07155                 13-2740040
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                   10577
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                              R.H. DONNELLEY INC.*
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                 333-59287                    36-2467635
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                        10577
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)

Registrants' telephone number, including area code:  (914) 933-6400
                                                     ---------------------------

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of November 6, 2002, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

ITEM 5.  OTHER EVENTS.

         On November 6, 2002, R.H. Donnelley Inc. (the "Company") announced that it intends to offer, through one of its subsidiaries, $300 million of senior notes and $450 million of senior subordinated notes to certain institutional investors in an offering exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued November 6, 2002 as Exhibit 99.1 hereto.

         The senior notes and the senior subordinated notes to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit
         Number         Description
         ------         -----------

            99.1        Press Release, dated November 6, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              R.H. DONNELLEY CORPORATION



                              By:    /s/ Robert J. Bush
                                  ----------------------------------------------
                                    Name:    Robert J. Bush
                                    Title:   Vice President and General Counsel


                              R.H. DONNELLEY INC.



                              By:   /s/ Robert J. Bush
                                  ----------------------------------------------
                                    Name:  Robert J. Bush
                                    Title: Vice President and General Counsel



Date:  November 6, 2002

                                  EXHIBIT INDEX
                                  -------------

         Exhibit
         Number          Description
         ------          -----------

            99.1         Press Release, dated November 6, 2002